Exhibit 99.2

Presentation title Month, XX, 2021 Q4 2021 March 3, 2022 EARNINGS Exhibit 99.2

Safe Harbor

The Securities and Exchange Commission ("SEC") encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of the novel coronavirus (COVID-19) pandemic on the company's business, results of operations, cash flows, stock price and employees; the ability to obtain regulatory approvals required for the Searchlight investment and meet other closing conditions to the investment on a timely basis or at all; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of acquisitions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations; and risks associated with discontinuing paying dividends on our common stock. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "estimate," "project," "intend," "plan," "should," "may," "will," "would," "will be," "will continue" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

Consolidated communications

Non - GAAP Measures This presentation includes certain non - GAAP historical and forward - looking financial measures, including but not limited to “EBI TDA,” “adjusted EBITDA,” and “total net debt to last twelve month adjusted EBITDA ratio.” In addition to providing key metrics for management to evaluate the Company’s perf orm ance, we believes these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends. A reconciliation of the differences between these non - GAAP financial measures and the most directly comparable financial measure s presented in accordance with GAAP are available on the Company’s website at https://ir.consolidated.com .. Non - GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non - GAAP measures in addition to, and not in substitution for, measures prepared in accord ance with GAAP. Consolidated may present or calculate its non - GAAP measures differently from other companies. The Company’s 8 - K, Form 10 - K, Form 10 - Q and other filings should be read in conjunction with this presentation as they contain addit ional important details on the quarterly results. ..

275 606 1,006 1,406 1,706 1,956 331 400 400 300 250 10% 22% 37% 51% 62% 71% -35% -15% 5% 25% 45% 65% -250 250 750 1,250 1,750 2,250 2,750 2020 2021 2022E 2023E 2024E 2025E Fiber Gig+ Passings Annual Fiber Gig+ upgrades % Gig+ Capable Passings Consolidated’s Fiber Build Plan 70%+ service area Gig + capable speeds In Q1 2021, the Company launched a multi - year, fiber build plan to upgrade 1.6 million passings or 70% of its service area to Gig+ fiber capable services by 2025. In 2021, over 330,000 passings were upgraded. Consolidated has ~2.7M total passings across 22 operating states. Fiber Build Plan chart updated quarterly to reflect progress and forecast of planned upgrades. Passings in thousands 1.6 million passings to be fiber upgraded by 2025, ~ 1M in Northern New England Fiber Expansion Progress Operating States Fiber Build Markets Five - Year Fiber Build Plan: 400,000 upgrades in 2022 Consolidated Footprint

Announcing Fidium Fiber Gig upload & download New Brand Superior Fiber Product Digital Customer Experience Digital ordering, account management, customer notification and self - service support tools Exceptional Service Affordable pricing Customer Focus 24/7 network controls and proactive monitoring Dedicated home connection combined with mesh whole - home WiFi

Fiber Expansion Plan 14% 12 mos. Cohort Fiber Penetration Targets • Incumbent position accelerates plan • Owned or leased local and long - haul fiber network, conduit capacity • Aerial fiber access to 80% of Northern New England • Less competitive markets: majority with one wireline competitor • Experienced teams, contractor resources and strong build partners Average cost per fiber passing: $550 - 600 1 Northern New England: $400 - $450 1 (1) Includes edge access equipment, labor and fiber components .. Average cost to connect: $ 700 2 (2) Includes CPE, labor and drop 2022 Capex Guidance* $475M to $495M 45 % fiber build 35 % success based 20 % maintenance & digital transformation *Outlook provided with Q4 - 21 earnings on Mar. 3, 2022. 24% 24 mos .. 33% 36 mos. CCI Fiber Deployment Advantages See appendix for consumer Fiber Gig+ capable penetration.

Q4 and Full Year 2021 Highlights Q4 and Full Year - 2021 Results • Broadband revenue grew 1.1% in Q4, 2.4% in ‘21 • Added over 4,500 consumer fiber subscribers in Q4, 15,512 fiber subscribers in ‘21 • Q4 includes seasonality in Northern New England. • Data - Transport revenue declined 2.9% in Q4 due to timing of business development projects and impact of carrier contract renewals, and grew 0.1% in ‘21 • Operating expense declined $15.2 million or 6.8% in Q4, and $ 2.9 million in ‘21 • Capital expenditures for ‘21 included more than 330,000 upgrades and acceleration of inventory to manage supply chain challenges $ in millions Metrics (# in 000s) Q4 2021 Y/Y % change Fiber Gig+ capable passings 605.7 120% Fiber Gig+ capable connections 86.1 22% Q4 2021 Y/Y % change FY 2021 Y/Y % change Revenue $ 318.5 (2.3%) $1,282 (1.7%) Data & Transport $90.1 (2.9%) $362.4 0.1% Broadband $67.0 1.1% $269.3 2.4% Adj. EBITDA $ 126.2 (4.6%) $506.9 (4.2%) EBITDA margin 39.6% (1.0%) 39.5% (1.1%) Capex $176.3 169.9% $515.8 137.1%

Strategic Revenue Highlights

$ in millions

Broadband Revenue


$66.3
$65.8
$68.0
$68.6
$67.0
+2.8% Y/Y
+2.6% Y/Y
+3.7% Y/Y
+2.1% Y/Y
+1.1% Y/Y
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21

Data and Transport Revenue


$92.8
$90.3
$90.8
$91.1
$90.1
+3.2% Y/Y
+0.9% Y/Y
+1.4% Y/Y
+1.1% Y/Y
-2.9% Y/Y
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21

Consumer Strategy & Highlights

- Broadband revenue grew +1.1% Y/Y
- 22% increase in fiber customer base and 15,512 net adds Y/Y
- Consumer data ARPU +5.9% Y/Y
- Consumer ARPU +4.4% Y/Y
- New Fidium consumer brand launched in Nov. 2021

Commercial-Carrier Strategy & Highlights

- Data & Transport revenue declined 2.9% Y/Y
- Internet bandwidth grew 5.2% Y/Y
- On-net buildings +10.4% Y/Y
- Leveraging industry-leading partnerships to enable complete network solutions
- Utilizing solutions-based sales approach; leading with fiber solutions

Consolidated communications

Strategic Priorities Enabling Future Growth and Shareholder Value Consumer Fiber Expansion • Plan to build fiber to 1.6 million locations by 2025; enable Gig + speeds to over 70% of footprint • Launch Fidium Fiber in all fiber markets; accelerate broadband growth and simplified go - to - market strategy Broadband revenue growth with positive net adds Long - Term Value Creation Commercial - Carrier Data Transport Growth • Leverage fiber assets to increase lit buildings; grow customer relationships • Expand business opportunities; deliver improved customer experience and product simplification Enhanced Customer Experience • Deliver simplified, improved customer experience across all channels • Invest in digital transformation initiatives to automate and simplify customer experience Disciplined Capital Allocation • Accelerated investments in fiber growth opportunities • Strategic review of assets and market portfolio Data - Transport revenue growth L eading NPS scores, low churn, retention Return to revenue growth

Consolidated's Fiber Transformation in Progress

Capital Allocation Plan | Investment and Value Creation | Return to Growth

2019	2020	2021	2022	2023	2024	2025

- **May (2019):** Capital Allocation Plan announced; Elimination of dividend
- **Sept/Oct (2020):** Strategic Searchlight Capital Partners investment secured of $325M; Debt Refinancing
- **Jan (2021):** Net Promoter Score implemented
- **Nov (2021):** fidium fiber internet brand launch
- **Dec (2021):** Closed on $75M SCP investment; Completed 330,000 fiber upgrades
- **Feb (2022):** Closed on OH divestiture
- **mid-year (2022):** Planned fidium fiber internet expansion
- **Dec (2022):** Plan to complete 400,000 fiber upgrades & projected broadband positive net adds
- **Dec (2023):** Plan to complete 400,000 fiber upgrades
- **Dec (2024):** Plan to complete 300,000 fiber upgrades
- **Dec (2025):** Plan to complete 250,000 fiber upgrade; 70%+ fiber passings

Consolidated communications

Appendix

2022 Outlook 2022 outlook provided on March 3, 2022 with Q4 earnings. For definitions of non - GAAP measures, see Consolidated’s Investor Relations website. 2022 Annual Guidance Range Adjusted EBITDA $410 million to $425 million Capex $475 million to $495 million Cash interest expense $ 123 million to $ 127 million Cash taxes $2 million to $4 million

Capital Structure $250 $1,000 $750 $400 2021 2022 2023 2024 2025 2026 2027 2028 Revolver Term Loan 4.25% Senior Notes 6.50% Senior Notes 5.00% No scheduled debt maturities until 2027 • March 2021, issued 5.0% Senior Notes of $400 million, proceeds used to prepay principal amortization of the Term Loan to maturity, increasing cash flow by $14 million per year. • $210 million of cash on hand and $250 million undrawn revolver. • Net debt leverage is 3.78x at 12/31/21 with long - term target <3.0x. • Closed on second Searchlight Capital Partners investment of $75 million in Dec. 2021. Capital Structure & Strong Liquidity Debt Maturity Profile as of 12/31/21 ($ in millions) 4.14 4.01 3.39 3.41 3.54 3.64 3.78 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Net Debt Leverage

Revenue Trends $ in thousands Three Months Ended Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Commercial and carrier: Data and transport services (includes VoIP) $ 90,103 $ 91,101 $ 90,813 $ 90,348 $ 92,781 Voice services 41,391 42,619 43,461 44,279 44,862 Other 11,839 10,580 9,486 9,719 12,128 143,333 144,300 143,760 144,346 149,771 Consumer: Broadband (VoIP and Data) 66,983 68,604 67,981 65,755 66,253 Video services 15,371 16,163 16,799 16,781 17,547 Voice services 39,518 40,587 40,173 40,420 41,431 121,872 125,354 124,953 122,956 125,231 Subsidies 17,671 17,264 17,465 17,339 17,402 Network access 27,846 29,923 31,115 31,603 31,314 Other products and services 7,758 1,743 3,110 8,522 2,406 Total operating revenue $ 318,480 $ 318,584 $ 320,403 $ 324,766 $ 326,124

Operating Metrics

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
FttP Passings					
Fiber Gig+ capable [(1)]	605,710	494,160	397,123	320,806	275,000
DSL / Copper	2,146,377	2,255,556	2,347,816	2,421,292	2,460,853
Total Passings	2,752,087	2,749,716	2,744,939	2,742,098	2,735,853
% Fiber Gig+ Passings	22%	18%	14%	12%	10%
Consumer Broadband Connections					
Fiber Gig+ capable [(2)]	86,122	81,539	77,521	74,495	70,610
DSL / Copper	298,442	309,122	315,959	323,507	330,747
Total Consumer Broadband Connections	384,564	390,661	393,480	398,002	401,357
Consumer Broadband Penetrations %					
Fiber Gig+ capable	14%	13%	16%	18%	20%
DSL / Copper	14%	14%	14%	14%	14%
Total Consumer Broadband Penetration %	14%	14%	14%	15%	15%
Consumer Broadband ARPU	$ 57.60	$ 58.48	$ 57.26	$ 55.24	$ 54.41
Consumer ARPU	$ 78.58	$ 79.24	$ 77.84	$ 75.19	$ 75.25
Consumer Voice Connections	328,849	341,135	352,835	362,384	370,660
Video Connections	63,447	66,971	70,795	73,986	76,041
Fiber route network miles (long-haul, metro and FttP)	52,402	50,405	48,727	47,364	46,664
On-net buildings	14,981	14,625	14,253	13,910	13,564

(1) In Q1 2021, the Company launched a multi-year fiber build plan to upgrade 1.6 million passings by 2025 or 70% of our service area to fiber Gig+ capable services by 2025. In 2021, we completed 330,710 FttP passings compared to a target of 300,000.
(2) 15,601 existing Fiber non Gig connections upgraded to Fiber Gig+ capable. Prior quarters have been reclassified to reflect all fiber connections.

Consolidated communications